iShares®

iShares Trust

Supplement dated July 2, 2008

to the Prospectus dated December 1, 2007

for the iShares MSCI EAFE Index Fund

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

The following text shall be added on page 9 after the second paragraph of the Investment Adviser section of the Prospectus:

For its investment advisory services to the Fund, BGFA is paid a management fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund equal to the Fund’s allocable portion of: 0.35% per year of the aggregate net assets of the Fund less than or equal to $30.0 billion, plus 0.32% per year of the aggregate net assets of the Fund between $30.0 billion and $60.0 billion, plus 0.28% per year of the aggregate net assets of the Fund in excess of $60.0 billion.

Also, effective July 2, 2008, all references to 45 Fremont Street are changed to 400 Howard Street.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-102-07008

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